UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 28, 2005

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.

(Exact name of registrants as specified in their charters)

Delaware Texas	001-15843 333-48279	13-3989167 74-1282680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrants’ telephone number, including area code: (713) 335-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

On July 28, 2005, the Compensation Committee of the Board of Directors of Universal Compression Holdings, Inc. (the “Company”) approved the Officer’s Incentive Plan for fiscal year 2006 (the “2006 Bonus Plan”).  The 2006 Bonus Plan provides certain officers with the potential to earn a cash bonus expressed as a percentage of salary.  A summary of the 2006 Bonus Plan is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit No.	Description

10.1	Summary of Officers’ Incentive Plan for Fiscal Year 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC. UNIVERSAL COMPRESSION, INC.
(Registrants)

Date: August 3, 2005
	By:	/s/ D. BRADLEY CHILDERS
D. Bradley Childers
Senior Vice President, Business Development, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Summary of Officers’ Incentive Plan for Fiscal Year 2006